                                         SECURITIES AND EXCHANGE COMMISSION

                                               WASHINGTON, D.C.  20549

                                                      FORM 8-K

                                                   CURRENT REPORT
                                         Pursuant to Section 13 or 15(d) of
                                         the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported):
                                                   January 31, 2001

                                              LAMAR CAPITAL CORPORATION

                               (Exact name of registrant as specified in its charter)

                  Mississippi                       000-25145                   64-0733976
                (State or other                 (Commission File             (I.R.S. Employer
                jurisdiction of                      Number)                  Identification
                 incorporation)                                                  Number)

                                              401 Shelby Speights Drive
                                                 Purvis, Mississippi            39475
                                 (Address of principal executive offices)     (Zip code)

                                                   (601) 794-6047
                            (Registrant's telephone number, including area code)

Item 5.  Other Events

        On January 31, 2001, Lamar Capital Corporation issued a press release announcing an agreement in principle to merge with Hancock Holding Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)      Exhibits.

                           99.      Press Release issued by Lamar Capital
                                    Corporation dated January 31, 2001, headed
                                    "Hancock Holding Company and Lamar
                                    Capital Corporation Agree to Merge."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 1, 2001

                                             LAMAR CAPITAL CORPORATION

                                             By: /s/ Donna T. Rutland
                                                ------------------------------
                                                    Donna T. Rutland
                                                    Chief Financial Officer